Exhibit 13.2

CERTIFICATION BY THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Azure Power Global Limited (the “Company”) on Form 20-F for the fiscal year ended March 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Pawan Agarwal, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 10, 2019

By:	/s/ Pawan Agarwal
Name:	Pawan Agarwal
Title:	Chief Financial Officer